UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 30, 2026
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NERDY INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39595 (Commission File Number)	98-1499860 (I.R.S. Employer Identification No.)
	8001 Forsyth Blvd., Suite 1050 St. Louis, MO	63105
	(address of principal executive offices)	(zip code)
(314) 412-1227
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2026 Annual Meeting of the Company was held in a virtual-only format on April 30, 2026, at 9:30 a.m., Eastern Time via live webcast. Proxies were solicited pursuant to the Company’s 2026 Proxy Statement filed on March 10, 2026, with the SEC. As of March 3, 2026, the record date for the 2026 Annual Meeting, the number of shares of the Company’s Class A Common Stock and Class B Common Stock (the Class A Common Stock and the Class B Common Stock together referred to as the “Common Stock”) outstanding and entitled to vote at the Annual Meeting was 188,821,637. The number of shares of Common Stock present or represented by valid proxy at the 2026 Annual Meeting was 160,257,497, representing 85% of the total number of shares of Common Stock entitled to vote at the 2026 Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the 2026 Annual Meeting.
At the Annual Meeting, the Company’s stockholders were asked (i) to elect two Class II director nominees to the Company’s Board of Directors (the “Board”), each to hold office until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal, (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, (iii) to approve, on an advisory basis, of the compensation of our named executive officers, (iv) to approve, on an advisory basis, the frequency of future advisory votes on executive compensation.
The voting results reported below are final.
Proposal 1 – Election of Directors
Rob Hutter and Christopher (Woody) Marshall were duly elected to the Company’s Board as Class II directors to serve until the 2029 annual meeting of stockholders. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Rob Hutter	123,936,480	11,190,925	25,130,092
Christopher (Woody) Marshall	123,637,126	11,490,279	25,130,092
Proposal 2 – Ratify the Selection of Independent Registered Public Accounting Firm
The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified. The results of the ratification were as follows:

For	Against	Abstain
155,498,791	648,249	4,110,457
Proposal 3 – Approve, on an advisory basis, the compensation of our named executive officers
The compensation of our named executive executive officers was approved, on an advisory basis. The results of the approval, on an advisory basis, were as follows:

For	Against	Abstain	Broker Non-Votes
124,737,717	611,401	9,778,287	25,130,092
Proposal 4 – Approve, on an advisory basis, the frequency of future advisory votes on executive compensation of our named executive officers
The approval, on an advisory basis, of three years as the frequency of future advisory votes on executive compensation of our named executive officers. The results of the approval, on an advisory basis, were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
37,251,436	68,446	93,663,226	4,144,297	25,130,092
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: May 4, 2026	By:	/s/ Christopher C. Swenson
Name: Christopher C. Swenson
Title: Chief Legal Officer and Corporate Secretary

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